THE COLONIAL FUND

                         Supplement to Prospectus


The Fund's Prospectus is amended as follows:

(1) The first paragraph under the caption "How the Fund Pursues its Objectives and Certain Risk Factors" is revised in its entirety as follows:

  The Fund seeks to achieve its objectives by investing in both equity and debt securities. The allocation at any given time will be based on the availability of common stocks meeting the criteria described below and on the Adviser's assessment of the relative risk and expected performance of each market. Under normal conditions, at least 25% of the Fund's total assets will be invested in fixed income
  (debt) securities.

(2) The words "without limit" are deleted from the first sentence of the first paragraph under the sub-caption "Equity Securities
  Generally."

(3) The following additional paragraphs are added under the caption "How the Fund Pursues its Objectives and Certain Risk Factors":

  Other Investments. The Fund may invest in (i) REMICs, CMOs and other mortgage-backed securities not issued or guaranteed by an agency but for which the underlying mortgages are guaranteed by an agency; (ii) similar non-agency "investment grade" mortgage- and asset-backed securities for which the underlying mortgage or asset is not guaranteed by an agency (such as residential mortgage loans, manufactured housing loans, home equity loans or commercial loans); and (iii) "investment grade" corporate debt securities. In determining whether a security is "investment grade" the Fund will rely on the ratings published by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investors Service and Duff & Phelps Corporation (the "rating services"). The Fund will not purchase a security unless at the time of purchase (i) the security is rated "investment grade" by each rating service that has assigned a rating to the security, or (ii) if a rating service has assigned the security a rating lower than "investment grade," at least two other rating services have assigned an "investment grade" rating. The minimum "investment grade" ratings of the rating services are: Moody's Investors Service, Inc., Baa3; Standard & Poor's Corporation, BBB-; Fitch Investors Service, BBB-; and Duff & Phelps Corporation, BBB-. Certain non-agency mortgage- and asset-backed debt securities or corporate debt securities in the lowest investment grade may be considered to have "speculative characteristics." For a description of the ratings of the four rating services and a discussion of certain of the risks of these securities, see "Appendix I" and "Lower Rated Bonds," respectively, in Part 2 of the Statement of Additional Information. If the Fund purchases non-agency securities backed by underlying mortgages or assets and the issuer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss.

  Financial Futures; Options. The Fund may (i) buy or sell financial futures contracts (futures) and (ii) purchase and write call and put options on futures and securities. The Fund will be enter into such transactions for hedging purposes or to adjust the duration of the Fund's fixed-income investments. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of a type of instrument at the time and in the amount specified in the contract. A sale of a futures contract can be terminated in advance of the specified delivery date by subsequently purchasing a similar contract; a purchase of a futures contract can be terminated by a subsequent sale. Gain or loss on a contract generally is realized upon such termination. An option on a futures contract generally gives the option holder the right, but not the obligation, to purchase or sell the futures contract prior to the option's specified expiration date. If the option expires unexercised, the holder will lose any amount it paid to acquire the option. Transactions in futures and related options may not precisely achieve the goals of hedging to the extent there is an imperfect correlation between the price movements of the contracts and of the underlying securities. In addition, if the Adviser's prediction on interest rates is inaccurate, the Fund may be worse off than if it had not hedged. The total market value of securities to be acquired or delivered pursuant to options contracts entered into by the Fund, will not exceed 5% of the Fund's total assets. In addition, the Fund may not purchase or sell futures contracts or purchase related options if immediately thereafter the sum of the amount of deposits for initial margin or premiums on existing futures and related options positions would exceed 5% of the Fund's total assets.

  Mortgage Dollar Rolls. The Fund may also engage in so-called "mortgage dollar roll" transactions. In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. Mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. Finally, the transaction costs may exceed the return earned by the Fund from the transaction.

  Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which are contracts under which the Fund sells a security and agrees to buy it back at a fixed price and time. The Fund will segregate with its custodian U.S. government securities equal in value to the Fund's obligations under the reverse repurchase agreements.
  Stripped Securities. The Fund may invest in stripped securities (e.g. zero coupon securities) which are securities issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security and in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

  When-Issued Securities and Forward Commitments. The Fund may purchase "when-issued" securities and "forward commitments." "When-issued" securities and "forward commitments" are contracts to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer's consummation of the transaction. A dealer's failure could deprive the Fund of advantageous yields. These contracts also involve the risk that the value of the underlying security may change prior to settlement. The Fund currently will not purchase "when issued" securities and "forward commitments" more than 120 days prior to settlement. The Fund will segregate with its custodian cash or liquid securities equal in value to its obligations under the contract.

(4) The following Vice Presidents of Colonial Management Associates, Inc. (the "Adviser") currently serve as co-managers of the Fund:

  John E. Lennon has co-managed the Fund since 1997 and has managed other Colonial equity funds since 1982.

  Leslie W. Finnemore has co-managed the Fund since 1997 and has managed other Colonial taxable fixed-income funds since 1987.

  Gordon Johnson has co-managed the Fund since 1997 and has served as a senior equity analyst with the Adviser since 1993. Prior to joining the Adviser in 1993, Mr. Johnson was a Doctoral candidate in Finance at the University of Massachusetts.

  William C. Hill has been a portfolio manager in the Adviser's mortgage group since November, 1996. Prior to joining the Adviser, Mr. Hill was a mortgage analyst with Putnam Investments, Inc.

(5) The Fund's Custodian is now The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245.

(6) The Fund's Distributor has changed its name to "Liberty Financial Investments, Inc." The Distributor's address and telephone number remain unchanged.





TF-36/549E-1197                                         January 1, 1998